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Exhibit 99.1





                             [FRONT OF PROXY CARD]
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-------------------------------TO VOTE BY MAIL---------------------------------

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

-----------------------------TO VOTE BY TELEPHONE------------------------------

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

     1. Read the accompanying Proxy Statement.

     2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

     3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be submitted prior to midnight Central Time, February 22, 2002. Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

    IF YOU VOTE BY TELEPHONE PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.

-----------------------------TO VOTE BY INTERNET-------------------------------

Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

     1. Read the accompanying Proxy Statement.

     2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-fcicm/ and follow the instruction on the screen.

     3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to midnight Central Time, February 22, 2002. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

    IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.

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                            FIRST CITIZENS BANC CORP

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON


                               FEBRUARY 26, 2002

         The undersigned having received the Proxy Statement/Prospectus dated as of January 17, 2002, together with the notice of the special meeting of shareholders of First Citizens Banc Corp, to be held on February 26, 2002 at 2:00 p.m., hereby designates and appoints Richard O. Wagner, Paul H. Pheiffer and Richard B. Fuller as proxies for the undersigned, with full power of substitution, to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares that the undersigned is entitled to vote at the special meeting, unless revoked, and at any adjournment thereof, such proxies being directed to vote as specified below on the following proposal:



                 MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL 1.

Proposal 1:     To adopt the Agreement and Plan of Merger by and between First
            Citizens and Independent Community Banc Corp. and to approve the transactions contemplated thereby, including the merger of ICBC with and into First Citizens.


                FOR                 AGAINST               ABSTAIN



Proposal 2:     To transact such other business as may properly come before the special meeting, or any adjournment thereof in order to allow the further solicitation of proxies.


            FOR                 AGAINST               ABSTAIN


         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. ALL PROXIES PREVIOUSLY GIVEN ARE HEREBY REVOKED. RECEIPT OF THE ACCOMPANYING PROXY STATEMENT PROSPECTUS IS HEREBY ACKNOWLEDGED.

                          (Continued on reverse side.)

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                              [BACK OF PROXY CARD]


                          (Continued from other side.)

                                     [LOGO]
                            FIRST CITIZENS BANC CORP
                                 Sandusky, Ohio

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

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   YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.

              See the reverse side of this sheet for instructions.

   IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF
                                  PROXY CARD,
                 DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606
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         The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the special meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the special meeting and advising the Secretary of the shareholder's intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens at 100 East Water Street, Sandusky, Ohio 44870, Attention: Donna J. Dalferro,
Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.




                                                  -----------------------------
                                                  Signature




                                                  -----------------------------
                                                  Signature




                                                  Date:
                                                       -----------------,   2002


       Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.